Digital Turbine Reports Fiscal 2021 First Quarter Results

Accelerated and Diversified Momentum Drove First Quarter Revenue of $59.0 Million, GAAP Net Income of $9.9 Million, and Non-GAAP Adjusted EBITDA of $14.1 Million

Strong Revenue Growth and Operating Leverage Resulted in Record Earnings – First Quarter GAAP EPS of $0.11 and Non-GAAP Adjusted EPS of $0.13

Austin, TX – August 5, 2020 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal first quarter ended June 30, 2020. All operating results and historical comparisons discussed below, except as otherwise specifically noted, refer only to the continuing operations of the Company.

Recent Financial Highlights:

•Fiscal first quarter revenue was $59.0 million, representing 93% growth when compared to the fiscal first quarter of 2020.
•GAAP net income for the fiscal first quarter was $9.9 million, or $0.11 per share, as compared to a GAAP net loss of $1.7 million, or ($0.02) per share, for the fiscal first quarter of 2020. Non-GAAP adjusted net income1 for the fiscal first quarter was $12.5 million, or $0.13 per share, as compared to non-GAAP adjusted net income of $4.2 million, or $0.05 per share, in the fiscal first quarter of 2020.
•Non-GAAP adjusted EBITDA2 for the fiscal first quarter was $14.1 million, representing growth of 235%, as compared to non-GAAP adjusted EBITDA of $4.2 million in the fiscal first quarter of 2020.
•GAAP gross margin was 44% for the fiscal first quarter of 2021, as compared to 39% in the fiscal first quarter of 2020. Non-GAAP adjusted gross margin4 was 45% for the fiscal first quarter of 2021, as compared to 40% in the fiscal first quarter of 2020.
•The Company’s Application Media software was installed on more than 43 million devices during the fiscal first quarter and has been installed on more than 450 million devices to date.

“Our fiscal first quarter was a breakout quarter for Digital Turbine,” said Bill Stone, CEO. “Positive momentum trends throughout the business drove better-than-expected results and have the Company well-positioned for continued strong performance going forward. Advertisers are actively allocating spend toward platforms that offer directly measurable results, and our business is a clear beneficiary of this trend, particularly given the higher conversion rates generated by our platform as businesses and consumers everywhere are increasingly engaging with applications and mobile content as part of their daily routines.”

“In particular, I was pleased with our ability to grow top-line results while showcasing the inherent operating leverage of our platform that simultaneously expands the bottom line. We are growing revenues significantly with newer partners and products thus far in fiscal 2021. We achieved new highs for the percentage of total revenue derived with international partners and revenue derived from life-of-device and content-themed products in the fiscal first quarter. We have just launched our first cross-sell opportunity from the Mobile Posse acquisition and remain highly optimistic about the potential to capitalize on additional cross-selling opportunities across our Application and Content businesses as the year progresses. In addition, new over-the-top (“OTT”) TV relationships will enable us to strategically extend our platform beyond smartphones to additional screens.”

Digital Turbine Fiscal 2021 First Quarter Results
August 5, 2020

Mr. Stone concluded, “I want to express my considerable gratitude for the entire Digital Turbine team. I couldn’t be more proud of our employees for the way that they have banded together, both professionally and socially, during the most challenging of times, to not only successfully navigate the rapidly evolving business conditions of today, but also for their dedicated commitment to continue to innovate the Digital Turbine platform in ways that will benefit our loyal partners, our platform advertisers, our local communities, and our supportive shareholders in the future.”

First Quarter Fiscal 2021 Financial Results

Results for the first quarter of fiscal 2021 include the results of Mobile Posse's operations, which was acquired on February 28, 2020. Total revenue for the first quarter of fiscal 2021 was $59.0 million, representing an increase of 93% year-over-year. Application Media revenue totaled $44.2 million in the quarter, while Content Media revenue was $14.8 million.

GAAP gross margin was 44% for the first quarter of fiscal 2021, as compared to a 39% GAAP gross margin in the first quarter of fiscal 2020. Non-GAAP adjusted gross margin4 was 45% for the first quarter of fiscal 2021, as compared to 40% for the first quarter of fiscal 2020.

GAAP net income for the first quarter of fiscal 2021 was $9.9 million, or $0.11 per share, as compared to a GAAP net loss from continuing operations for the first quarter of fiscal 2020 of $1.7 million, or ($0.02) per share. Non-GAAP adjusted net income1 for the first quarter of fiscal 2021 was $12.5 million, or $0.13 per share, as compared to non-GAAP adjusted net income of $4.2 million, or $0.05 per share, during the first quarter of fiscal 2020.

Non-GAAP adjusted EBITDA2 was $14.1 million for the first quarter of fiscal 2021, as compared to non-GAAP adjusted EBITDA of $4.2 million for the first quarter of fiscal 2020. The reconciliations between GAAP and non-GAAP financial results for all referenced periods are provided in the tables immediately following the unaudited Consolidated Statements of Cash Flows below.

Business Outlook

Based on information available as of August 5, 2020, the Company currently expects the following for its fiscal second quarter:

•Revenue of between $59 million and $61 million
•Non-GAAP adjusted EBITDA of between $11 million and $12 million
•Non-GAAP adjusted EPS of between $0.11 and $0.12, based on approximately 95 million diluted shares outstanding

It is not reasonably practicable to provide a business outlook for GAAP net income / (loss) from continuing operations because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.

About Digital Turbine, Inc.

Digital Turbine simplifies content discovery and delivers relevant content directly to consumer devices. The Company’s on-demand media platform powers frictionless app and content discovery, user acquisition and engagement, operational efficiency, and monetization opportunities. Digital Turbine’s technology platform has been adopted by more than 40 mobile operators and OEMs worldwide, and has delivered more than three billion app preloads for tens of thousands of advertising campaigns. The

Digital Turbine Fiscal 2021 First Quarter Results
August 5, 2020

Company is headquartered in Austin, Texas, with global offices in Arlington, Durham, San Francisco, Mumbai, Singapore, and Tel Aviv. For additional information, please visit www.digitalturbine.com.

Conference Call

Management will host a conference call today at 4:30 p.m. ET to discuss its fiscal first quarter financial results and provide additional operational updates on the business. To participate, interested parties should dial 855-238-2713 in the United States or 412-542-4111 from international locations. A webcast of the conference call will be available at ir.digitalturbine.com/events.

For those who are not able to join the live call, a playback will be available through August 12, 2020. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 10146743.

The conference call will discuss guidance and other material information.

Use of Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted gross profit, non-GAAP adjusted gross margin, non-GAAP adjusted EBITDA and non-GAAP free cash flow. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.

Non-GAAP measures are provided to enhance investors’ overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these Non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the Non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes Non-GAAP measures facilitate management's internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of Non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

1Non-GAAP adjusted net income and EPS are defined as GAAP net income/(loss) and EPS adjusted to exclude the effect of stock-based compensation, amortization of intangibles, changes in the fair value of derivatives associated with warrants issued in connection with the September 2016 convertible notes offering, loss on extinguishment of debt, tax adjustments and transaction expenses. Readers are cautioned that Non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

2Non-GAAP adjusted EBITDA is calculated as GAAP net income/(loss) excluding the following cash and non-cash expenses: net interest income/(expense), foreign exchange transaction loss, income tax

Digital Turbine Fiscal 2021 First Quarter Results
August 5, 2020

provision, depreciation and amortization, stock-based compensation expense, amortization of intangibles, the change in fair value of derivatives associated with warrants issued in connection with the September 2016 convertible notes offering, other expense, loss on extinguishment of debt, non-recurring severance expense and transaction expenses. Readers are cautioned that Non-GAAP adjusted EBITDA should not be construed as an alternative to net income/(loss) determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.

3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statement of Cash Flows) reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.

4Non-GAAP adjusted gross profit and gross margin are defined as GAAP gross profit and gross margin adjusted to exclude the effect of intangible amortization expense and depreciation of software. Readers are cautioned that Non-GAAP adjusted gross profit and gross margin should not be construed as an alternative to gross margin determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

Non-GAAP adjusted gross profit and gross margin, Non-GAAP adjusted EBITDA, Non-GAAP adjusted net income and EPS, and Non-GAAP free cash flow are used by management as internal measures of profitability, performance and liquidity. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.

Forward-Looking Statements

This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:

•a decline in general economic conditions nationally and internationally
•decreased market demand for our products and services
•market acceptance and brand awareness of our products
•risks associated with indebtedness
•the ability to comply with financial covenants in outstanding indebtedness
•the ability to protect our intellectual property rights
•risks associated with adoption of our platform among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying our platform)
•actual mobile device sales and sell-through where our platform is deployed is out of our control
•risks associated with our ability to manage the business amid the COVID-19 pandemic
•the impact of COVID-19 on our partners, digital advertising spend and consumer purchase behavior
•the impact of COVID-19 on our results of operations

Digital Turbine Fiscal 2021 First Quarter Results
August 5, 2020

•risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our mobile platform
•risks associated with the timing of our platform software pushes to the embedded bases of carrier and OEM partners
•risks associated with end user take rates of carrier and OEM software pushes which include our platform
•new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control
•risks associated with fluctuations in the number of our platform slots across US carrier partners
•required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement
•risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale
•customer adoption that either we or the market may expect
•the difficulty of extrapolating monthly demand to quarterly demand
•the challenges, given the Company’s comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as Adjusted EBITDA)
•ability as a smaller Company to manage international operations
•varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products
•changes in economic conditions and market demand
•rapid and complex changes occurring in the mobile marketplace
•pricing and other activities by competitors
•technology management risk as the Company needs to adapt to complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources
•risks and uncertainties associated with the integration of the acquisition of Mobile Posse, including our ability to realize the anticipated benefits of the acquisition and the satisfaction of related earn-out provisions
•other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.

You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Relations Contact:

Brian Bartholomew
brian.bartholomew@digitalturbine.com
Digital Turbine, Inc.

SOURCE Digital Turbine, Inc.

Digital Turbine Fiscal 2021 First Quarter Results
August 5, 2020

Digital Turbine, Inc. and Subsidiaries
Consolidated Statements of Operations and Comprehensive Income / (Loss)
(in thousands, except per share amounts)

	3 Months Ended June 30,
	2020	2019
	(Unaudited)	(Unaudited)
Net revenues	$59,012	$30,553
Cost of revenues
License fees and revenue share	32,300	18,275
Other direct costs of revenues	560	278
Total cost of revenues	32,860	18,553
Gross profit	26,152	12,000
Operating expenses
Product development	4,408	2,794
Sales and marketing	4,318	2,278
General and administrative	6,804	3,888
Total operating expenses	15,530	8,960
Income from operations	10,622	3,040
Interest and other income / (expense), net
Interest income / (expense), net	(306)	18
Change in fair value of warrant liability	—	(5,226)
Other income / (expense)	—	390
Total interest and other income / (expense), net	(306)	(4,818)
Income / (loss) from continuing operations before income taxes	10,316	(1,778)
Income tax provision / (benefit)	376	(107)
Income / (loss) from continuing operations, net of taxes	9,940	(1,671)
Income / (loss) from discontinued operations	—	(148)
Net income / (loss) from discontinued operations, net of taxes	—	(148)
Net income / (loss)	$9,940	$(1,819)
Other comprehensive income / (loss)
Foreign currency translation adjustment	(142)	98
Comprehensive income / (loss)	$9,798	$(1,721)
Basic net income / (loss) per common share
Continuing operations	$0.11	$(0.02)
Discontinued operations	—	—
Net income / (loss)	$0.11	$(0.02)
Weighted-average common shares outstanding, basic	87,386	81,814
Diluted net income / (loss) per common share
Continuing operations	$0.11	$(0.02)
Discontinued operations	—	—
Net income / (loss)	$0.11	$(0.02)
Weighted-average common shares outstanding, diluted	93,108	81,814

Digital Turbine Fiscal 2021 First Quarter Results
August 5, 2020

Digital Turbine, Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	June 30, 2020	March 31, 2020
	(Unaudited)
ASSETS
Current assets
Cash	$18,723	$21,534
Restricted cash	—	125
Accounts receivable, net of allowances of $4,437 and $4,059, respectively	43,443	33,135
Prepaid expenses and other current assets	3,197	3,653
Total current assets	65,363	58,447
Property and equipment, net	9,311	8,183
Right-of-use assets	4,176	4,237
Intangible assets, net	43,211	43,882
Goodwill	69,716	69,262
TOTAL ASSETS	$191,777	$184,011
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Short-term debt, net of debt issuance costs of $62 and $62, respectively	$1,688	$1,188
Accounts payable	$29,881	$31,579
Accrued license fees and revenue share	23,622	19,423
Accrued compensation	3,293	4,311
Accrued earn-out	16,956	23,735
Other current liabilities	3,611	2,573
Total current liabilities	79,051	82,809
Long-term debt, net of debt issuance costs of $230 and $245, respectively	18,020	18,505
Other non-current liabilities	5,406	5,243
Total liabilities	102,477	106,557
Stockholders' equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1,000)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 88,265,252 issued and 87,530,796 outstanding at June 30, 2020; 88,041,240 issued and 87,306,784 outstanding at March 31, 2020	10	10
Additional paid-in capital	362,272	360,224
Treasury stock (754,599 shares at June 30, 2020 and March 31, 2020)	(71)	(71)
Accumulated other comprehensive loss	(733)	(591)
Accumulated deficit	(272,278)	(282,218)
Total stockholders' equity	89,300	77,454
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$191,777	$184,011

Digital Turbine Fiscal 2021 First Quarter Results
August 5, 2020

Digital Turbine, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	3 Months Ended June 30,
	2020	2019
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net income / (loss) from continuing operations, net of taxes	$9,940	$(1,671)
Adjustments to reconcile net income / (loss) from continuing operations to net cash provided by operating activities:
Depreciation and amortization	1,552	462
Provision for doubtful accounts	378	66
Non-cash interest expense	18	—
Stock-based compensation	1,438	560
Stock-based compensation for services rendered	173	122
Change in fair value of warrant liability	—	5,226
(Increase) / decrease in assets:
Accounts receivable	(10,686)	(92)
Prepaid expenses and other current assets	456	(196)
Right-of-use assets	61	(2,168)
Increase / (decrease) in liabilities:
Accounts payable	(1,698)	3,982
Accrued license fees and revenue share	4,199	(3,347)
Accrued compensation	(1,018)	(993)
Other current liabilities	1,036	1,096
Other non-current liabilities	163	1,997
Net cash provided by operating activities - continuing operations	6,012	5,044
Net cash used in operating activities - discontinued operations	—	(230)
Net cash provided by operating activities	6,012	4,814

Cash flows from investing activities
Acquisition of Mobile Posse	(7,232)	—
Capital expenditures	(2,011)	(783)
Net cash used in investing activities	(9,243)	(783)

Cash flows from financing activities
Options and warrants exercised	437	1,199
Net cash provided by financing activities	437	1,199

Effect of exchange rate changes on cash	(142)	98

Net change in cash	(2,936)	5,328

Cash and restricted cash, beginning of period	21,659	11,059

Cash and restricted cash, end of period	$18,723	$16,387

Digital Turbine Fiscal 2021 First Quarter Results
August 5, 2020

GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN
(in thousands)
	3 Months Ended June 30,
	2020	2019
	(Unaudited)	(Unaudited)
Continuing operations
Revenue	$59,012	$30,553
Gross profit	26,152	12,000
Gross margin percentage	44%	39%
Add-back items:
Depreciation of software	560	278
Non-GAAP gross profit from continuing operations	$26,712	$12,278
Non-GAAP gross margin percentage from continuing operations	45%	40%

GAAP NET INCOME / (LOSS) TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
	3 Months Ended June 30,
	2020	2019
	(Unaudited)	(Unaudited)
Continuing operations
Net income / (loss) from continuing operations	9,940	(1,671)
Add-back items:
Stock and stock option compensation	1,611	682
Amortization of intangibles	670	—
Change in fair value of convertible note embedded derivative and warrant liability	—	5,226
Transaction expenses	300	—
Non-GAAP adjusted net income from continuing operations	$12,521	$4,237
Non-GAAP adjusted net income per share from continuing operations	$0.13	$0.05
Weighted-average common shares outstanding, diluted	93,108	81,814

GAAP NET INCOME / (LOSS) TO NON-GAAP ADJUSTED EBITDA
(in thousands)
	3 Months Ended June 30,
	2020	2019
	(Unaudited)	(Unaudited)
Continuing operations
Net income / (loss) from continuing operations	9,940	(1,671)
Add-back items:
Stock and stock option compensation	1,611	682
Amortization of intangibles	670	—
Depreciation expense	882	482
Interest (income) / expense, net	306	(18)
Other (income) / expense, net	—	(409)
Change in fair value of convertible note embedded derivative liability and warrant liability	—	5,226
Income tax provision / (benefit)	376	(107)
Transaction expenses	300	—
Non-GAAP adjusted EBITDA from continuing operations	$14,085	$4,185

Digital Turbine Fiscal 2021 First Quarter Results
August 5, 2020

GAAP CASH FLOW FROM OPERATING ACTIVITIES FROM CONTINUING OPERATIONS TO NON-GAAP FREE CASH FLOW FROM CONTINUING OPERATIONS
(in thousands)
	3 Months Ended June 30,
	2020	2019
	(Unaudited)	(Unaudited)
Net cash provided by operating activities from continuing operations	6,012	5,044
Capital expenditures	(2,011)	(783)
Non-GAAP free cash flow provided by continuing operations	$4,001	$4,261